United States
Securities and Exchange Commission

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  November 18, 2005

Langer, Inc.

(Exact name of registrant as specified in its charter)

Delaware	0-12991	11-2239561
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification Number)

450 Commack Road, Deer Park, New York		11729-4510
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:  631-667-1200

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition.

On November 21, 2005, Langer, Inc. (“Langer”) announced financial results for the fiscal quarter ended September 30, 2005. A copy of the press release announcing Langer’s earnings results for the fiscal quarter ended September 30, 2005, is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 4.02	Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

On November 18, 2005, Langer concluded that its previously filed condensed consolidated financial statements contained in its Form 10-Q for the three months ended March 31, 2005, and the three and six months ended June 30, 2005, should no longer be relied upon and needed to be restated. The restatement is required as a result of Langer’s accounting for the grant to Kanders & Company, Inc. (“Kanders & Co.”), the sole stockholder of which is Warren B. Kanders, the Chairman of the Board of Directors, of options to purchase 240,000 shares of Langer’s common stock (the “Options”) on November 12, 2004, and 100,000 restricted shares of Langer's common stock (the “Restricted Stock”), and also as a result of certain overstated liabilities.

Previously, Langer associated the Options grant with the duties performed by Mr. Kanders as Chairman of the Board and accounted for the service period relating to the Restricted Stock award as having commenced on September 1, 2005.  Langer has now determined that (i) 225,000 of the 240,000 Options granted should be accounted for as granted for services rendered as a consultant to Langer, and (ii) the performance condition related to the Restricted Stock grant was satisfied upon consummation of Langer's public offering.  To record this correction, Langer has restated the aforementioned periods to record stock option and stock award compensation of $211,869 and $238,869 in the three months ended March 31, 2005, and June 30, 2005, respectively, in accordance with Emerging Issues Task Force Issue No. 96-18, “Accounting for Equity Instruments That Are Issued to Other Than Employees for Acquiring, or in Conjunction with Selling, Goods or Services,” as non-cash stock option and stock award compensation expense. Additionally, Langer determined that certain liabilities for professional fees and other general and administrative expenses had been overstated during the periods described above, and they have also been corrected in this filing.

The condensed consolidated financial statements as of and for the three months ended March 31, 2005, and the three and six months ended June 30, 2005 will be restated on Forms 10-Q/A, which are expected to be filed as soon as practicable.

The additional expense resulting from the non-cash stock option and stock award compensation for the three months ended March 31, 2005 is $211,869, and for the three and six months ended June 30, 2005 is $238,869 and $450,738, respectively.  As a result of the reversal of certain accruals, professional fees and other general and administrative expenses will be reduced by $246, 926 for the three months ended March 31, 2005, increased by $35,473 for the three months ended June 30, 2005, and decreased by $211,453 for the six months ended June 30, 2005.  Earnings per share, on a fully diluted basis, was unchanged at $.22, for the three months ended March 31, 2005, decreased from ($.19) to ($.24) for the three months ended June 30, 2005, and decreased from $.08 to $.03 for the six months ended June 30, 2005.

Langer’s management and Audit Committee reached their conclusions in consultation with Langer’s independent registered public accounting firm, Deloitte & Touche LLP. Langer will file, as soon as practicable, amended Quarterly Reports on Form 10-Q/A for the three months ended March 31, 2005 and the three and six months ended June 30, 2005.

A summary of the significant effects of the restatement on our Form 10-Q filings for the periods ended June 30, 2005 and March 31, 2005 are as follows:

The components (increase/(decrease) to expense of the restatement are as follows:

	Three months ended		Six months ended
	March 31, 2005	June 30, 2005	June 30, 2005
Stock option and stock award compensation	$211,869	$238,869	$450,738
Professional fees	(135,000)	35,473	(99,527)
Other general and administrative expenses	(111,926)	—	(111,926)
Period effect on expense	$(35,057)	$274,342	$239,285

A summary of the significant effects of the restatement on our Form 10-Q filings for the periods ended June 30, 2005 and March 31, 2005 are as follows:

Consolidated Balance Sheet Effects:

	March 31, 2005
	As previously reported	As restated
Other current liabilities	$4,331,352	$4,084,426
Total current liabilities	17,023,617	16,776,691
Total liabilities	41,154,868	40,907,942
Additional paid-in-capital	14,441,541	14,653,410
Total stockholders’ equity	6,655,047	6,901,973
Total liabilities and stockholders’ equity	47,809,915	47,809,915

Consolidated Statement of Operations Effects:

	Three months ended March 31, 2005
	As previously reported	As restated
General and administrative expenses	$2,300,098	$2,265,041
Operating income	526,189	561,246
Income before income taxes	1,449,292	1,484,349
Net income	1,410,292	1,445,349
Net income per common share:
Basic	.32	.33
Diluted	.22	.22

Consolidated Balance Sheet Effects:

	June 30, 2005
	As previously reported	As restated
Other current liabilities	$4,473,340	$4,261,887
Total current liabilities	18,215,968	18,004,515
Total liabilities	37,387,739	37,176,286
Common stock	190,601	192,601
Unearned stock compensation	(185,417)	(699,416)
Additional paid-in-capital	42,467,210	43,429,949
Total stockholders’ equity	33,809,639	34,021,092
Total liabilities and stockholders’ equity	71,197,378	71,197,378

Consolidated Statement of Operations Effects:

	Three months ended June 30, 2005
	As previously reported	As restated
General and administrative expenses	$2,307,329	$2,581,671
Operating income (loss)	133,554	(140,788)
(Loss) before income taxes	(935,535)	(1,209,877)
Net (loss)	(983,535)	(1,257,877)
Net (loss) per common share:
Basic	(.19)	(.24)
Diluted	(.19)	(.24)

Consolidated Statement of Operations Effects:

	Six months ended June 30, 2005
	As previously reported	As restated
General and administrative expenses	$4,607,427	$4,846,712
Operating income	659,741	420,456
Income before income taxes	513,757	274,472
Net income	426,757	187,472
Net income per common share:
Basic	.09	.04
Diluted	.08	.03

Item 9.01.	Financial Statements and Exhibits.

(d)           Exhibits.

Exhibit	Description

99.1	Press Release dated November 21, 2005, with respect to Langer’s financial results for the quarter ended September 30, 2005 (furnished only).

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Date: November 21, 2005	Langer, Inc.

	By:	/s/ Joseph P. Ciavarella
Joseph P. Ciavarella, Vice President and Chief Financial Officer

Exhibit Index

Number	Exhibit
99.1	Press Release dated November 21, 2005, with respect to the Registrant’s financial results for the quarter ended September 30, 2005 (furnished only).